UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-09561
(Investment Company Act File Number)

Century Capital Management Trust
(Exact Name of Registrant as Specified in Charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, MA  02110
(Address of Principal Executive Offices)

Jennifer Mortimer
Century Capital Management, LLC
100 Federal Street, Boston, MA  02110
(Name and Address of Agent for Service)

(617) 482-3060
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  November 1, 2015 - April 30, 2016

Item 1.	Reports to Shareholders.

This report is submitted for the general information of the shareholders of Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors in a Fund unless it is preceded by or accompanied by the Fund’s current prospectus. The prospectus includes important information about the Fund’s objective, risks, charges and expenses, experience of its management, and other information. Please read the prospectus carefully before you invest.

The views expressed in this report are those of the Funds’ Portfolio Managers as of April 30, 2016, the end of the reporting period. Any such views are subject to change at any time and may not reflect the Portfolio Managers’ views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments, do not constitute investment advice, and are not intended to predict the performance of any investment. There is no assurance that the Funds will continue to invest in the securities mentioned in this report.

Semi-Annual Report | April 30, 2016	1

Letter to Shareholders
April 30, 2016 (Unaudited)

Dear Fellow Shareholders,

As we write this semi-annual report at halftime of the 2016 U.S. Presidential election season, the domestic economy has continued to chug along at a slow but steady pace, despite the dramatic Presidential primaries and overseas concerns that have dominated the news headlines. This election year has certainly been unpredictable and divisive, and the political climate seems likely to remain very polarizing beyond the November ballot. As we discussed previously, this sustained and resilient recovery seems unloved, despite the American economy being stronger than most other developed nations.

There are always things to worry about: Stock and bond markets have been volatile this year, as investors wavered between domestic optimism and global concern. On balance, the economy seemed stronger than the skittish equity markets, which declined about 10% to start 2016 before rebounding in February and March (see chart to the right). The positives include continued strength in U.S. employment and consumer confidence (see chart below). Additionally, low energy and commodity prices reduced inflation fears and saved consumers money at the gasoline pump. Employees also benefited from higher wages. The negatives include lackluster domestic GDP growth, rising global terrorism, European immigration, ‘Brexit’ concerns and China’s slowing economy.

After almost a decade of stimulating growth in response to the financial meltdown of 2008, the U.S. Federal Reserve finally began raising interest rates to 0.50% on December 16th. However, we will now see how well the Fed navigates the delicate process of 1) raising rates further without slowing this recovery’s growth and 2) staying above the political fray during an election year.

Source: Factset (Data as of 4/30/16; Date Range: 12/31/15-4/30/16)

Source: Factset (Data as of 4/30/16; Date Range: 4/30/08-4/30/16)

Past performance is not indicative of future results.

2	centuryfunds.com

Letter to Shareholders
April 30, 2016 (Unaudited)

The Fed Funds rate increase decouples the Fed and the U.S. from other nations. In fact, central banks in Japan and Europe have lowered interest rates below zero. These negative interest rates are unprecedented and may perversely encourage investors to buy riskier asset classes. We emphasize that divergent interest rates are an important global issue to monitor this year.

Overall, corporate profit margins remained robust, while earnings have declined over the last few months, due primarily to the drop in the energy sector and the strength of the dollar (which hurts exports). Now that oil prices appear stable and rising, we believe earnings growth will return back to 7%-10% growth over the coming year (see chart to the right). These are encouraging developments that we believe investors may be missing.

Stingy spending in the U.S.? Consumers and corporations seem more cautious in their spending patterns, despite the savings from lower energy prices. Consumers have shifted toward spending more on health care expenses and less in retail stores. Companies reacted to the recent headwinds of rising wage pressures and a strong dollar by investing less in capital expenditures. If consumer wages keep growing above inflation and corporations keep adding jobs, the domestic economy should be able to continue growing at an attractive pace.

The global economic outlook remained weak, which contributed to a global resurgence in authoritarian and populist political leaders. The Eurozone continued to struggle with anemic economic growth, despite multiple rounds of stimulus over the past several years. While lower oil prices and a falling unemployment rate have been positive developments, they have not resulted in significant economic progress. In addition to its economic woes, European headlines were still dominated by the migrant crisis, terrorism and concerns about countries exiting the European Union.

Further east, growth has slowed. China, the world’s second largest economy, continued to battle with slowing GDP, high levels of debt and excess capacity. Japan continued to stagnate as GDP contracted in two of the past four quarters. In an effort to spur economic activity, the Bank of Japan introduced the negative interest rates in late January that we cited earlier.

Source: Factset
(Data as of 4/29/16; Date Range: 1/1/14-12/31/16; 2Q16 – 4Q16 are estimates)

Source: Factset
(Data as of 4/29/16; Date Range: 4/30/02-4/29/16)

Past performance is not indicative of future results.

Semi-Annual Report | April 30, 2016	3

Letter to Shareholders
April 30, 2016 (Unaudited)

While we are cautious on the global outlook for growth, we continue to be encouraged by the U.S. economy. Current valuations appear fairly full, although we are hopeful that earnings growth will return to historical averages (7%-8% annually) over the coming year. As interest rates are also expected to rise over the next year, investors will focus on the Fed’s ability to manage its dual mandate of full employment and price stability without impeding the domestic economy’s current growth.

In addition, we are confident that the democratic system of free-market capitalism and regulatory transparency remains the most robust and dynamic foundation on which to nurture great ideas into innovative and efficient businesses. The recent rise of authoritarian and populist governments reminds us that the political pendulum continues to shift our view of the world. This stimulating environment of constant change and analysis is the reason why our Century investment team comes to work each day. With interest rates near their lowest levels since World War I, we believe that owning entrepreneurial companies with superior management teams will provide solid investor returns over the next decade. We view a quality-bias and long-term investment horizon as strategic advantages in our investment process.

In the meantime, we believe that success starts with demanding our political leaders to 1) think beyond the next couple elections and 2) be courageous about choosing long-term tax and spending priorities above short-term popularity.

Source: Factset
(Data as of 4/29/16; Date Range: 4/28/06-4/29/16)

Respectfully submitted,

Alexander L. Thorndike

Chairman of the Century Funds

Past performance is not indicative of future results.

4	centuryfunds.com

Fund Commentary
Century Shares trust	April 30, 2016 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2016, Century Shares Trust’s shares returned -3.13%, underperforming the Russell 1000 Growth Index (R1000G), the Fund’s benchmark, which returned -1.37%.

WHAT FACTORS INFLUENCED PERFORMANCE?

The top contributors to relative performance on a sector basis were Financials, Consumer Discretionary and Information Technology, resulting mainly from stock selection. The top performing stocks included AT&T, Inc. (telecommunications), Equinix, Inc. (data center services), Dollar Tree, Inc. (discount stores), Panera Bread Company (restaurants) and Verisk Analytics, Inc. (business services). AT&T rallied on their combination with DirecTV uniquely positioning the company across the U.S. and Mexico. Equinix continued to benefit from increased demand for corporate data center space. Dollar Tree lifted from lower energy prices positively impacting their customer base. Panera Bread rose on reports of improving sales. Verisk Analytics benefited from a solid growth outlook.

The top detractors from relative performance on a sector basis were Health Care, Industrials and Materials, resulting mainly from stock selection. The worst performing stocks included Allergan Plc. (pharmaceutical), Apple, Inc. (consumer electronics), Cerner Corp. (health care), Boeing Company (aerospace) and Celgene Corp. (pharmaceutical). Allergan underperformed as the potential acquisition by Pfizer was called off due to the political debate surrounding tax inversions. Apple sold off as iPhone unit sales estimates were reduced. Cerner lagged due to revenue growth concerns. Boeing weakened due to possible accounting probes, competitive pricing pressure and an unexpected layoff announcement. Celgene declined over concerns of its application for the expanded use of the Revlimid drug.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?

The portfolio is diversified across almost every sector while maintaining its largest overweight positions in the Financials and Information Technology sectors. Conversely, the portfolio holds its largest underweight positions in the Health Care and Consumer Staples sectors.

We believe the domestic economy has remained stable. GDP growth has been steady, consumer confidence was high and companies generally continued to generate solid earnings. While the unemployment rate did rise slightly, it is low by historical standards, and there are few signs of inflation. During its March meeting, the Federal Reserve maintained its accommodative positioning, leaving interest rates unchanged after raising them slightly in December.

The Eurozone continued to struggle. Economic growth remained sluggish across the region despite several rounds of monetary stimulus over the past few years. While lower oil prices and a falling unemployment rate are positive developments, they have been insufficient to spur meaningful economic progress. Geopolitically, European headlines continued to be dominated by the migrant crisis and threats by ISIS.

Further east, growth also decelerated. China, the world’s second largest economy, continued to battle with slowing growth, high levels of debt and excess capacity. Japan continued to stagnate despite an extremely accommodating central bank, which introduced negative interest rates in late January with hopes of sparking economic growth.

Despite the challenges to global growth, we remain optimistic about the state of the domestic economy and remain focused on investing in high quality U.S. based companies. Should we see an increase in market volatility, we will approach it as an opportunity to further enhance our portfolio holdings.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Semi-Annual Report | April 30, 2016	5

Fund Commentary
Century Shares trust	April 30, 2016 (Unaudited)

Risks: The Fund may invest a significant portion of assets in a limited number of companies or in companies within the same market sector. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies or sectors and therefore may experience greater price volatility than funds with more diversified portfolios. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
ALPHABET, INC. Internet Software & Services	6.06%
EQUINIX, INC. Real Estate Investment Trust (REITs)	4.76%
AMERICAN TOWER CORP. Real Estate Investment Trust (REITs)	4.72%
WESTERN UNION CO. IT Services	4.45%
VISA, INC., CLASS A IT Services	4.19%
UNITED PARCEL SERVICE, INC., CLASS B Air Freight & Logistics	4.17%
TWENTY-FIRST CENTURY FOX, INC., CLASS A Media	4.07%
APPLE, INC. Technology Hardware, Storage & Peripherals	4.06%
VERISK ANALYTICS, INC. Professional Services	3.99%
CERNER CORP. Health Care Technology	3.98%

Sector Allocation*
Information Technology	26.8%
Consumer Discretionary	21.0%
Financials	13.3%
Health Care	11.2%
Industrials	10.9%
Consumer Staples	8.7%
Materials	2.9%
Telecommunication Services	2.1%
Cash, Cash Equivalents, & Other Net Assets	3.1%

*Based on the Fund’s net assets at April 30, 2016 and subject to change.

6	centuryfunds.com

Performance Summary
Century Shares trust	April 30, 2016 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.11% for the Institutional Shares. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2016
	1 Year	3 Years	5 Years	10 Years
Century Shares Trust - Institutional Shares (CENSX)	-1.59%	13.27%	10.49%	6.81%
Russell 1000® Growth Index	1.07%	12.47%	11.44%	8.20%

Growth of $100,000 for the 10 year period ended April 30, 2016

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvestment of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Semi-Annual Report | April 30, 2016	7

Fund Commentary
Century Small cap select fund	April 30, 2016 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2016, Century Small Cap Select Fund Institutional Shares returned -6.75% and the Investor Shares returned -6.86%, underperforming the Russell 2000 Growth Index (R2000G), the Fund’s benchmark, which returned -4.97%.

WHAT FACTORS INFLUENCED PERFORMANCE?

The top contributors to relative performance on a sector basis were Health Care (stock selection), Financials (stock selection) and Consumer Staples (sector allocation). The top performing stocks included Cohen & Steers, Inc. (investment management), AMN Healthcare Services, Inc. (health staffing), VCA, Inc. (veterinary services), HMS Holdings Corp. (health IT services) and M/A-COM Technology Solutions Holdings, Inc. (semiconductors). Cohen & Steers reported positive asset flows into their real estate strategies. AMN Healthcare Services rose as demand grew for their physicians and nurses. VCA reported strong operating results. HMS reported a favorable legal settlement and continued momentum in the company’s core growth business. M/A-COM Technology Solutions outperformed as investors recognized the potential revenue growth, and earnings leverage inherent in their business model.

The top detractors from relative performance on a sector basis were Information Technology (stock selection), Industrials (stock selection) and Energy (sector allocation). The worst performing stocks included Anacor Pharmaceuticals, Inc. (pharmaceutical), Demandware, Inc. (IT services), Infinera Corp. (telecommunications), On Assignment, Inc. (staffing) and Greatbatch, Inc. (medical devices). Anacor saw detrimental Medicare reimbursement changes for its Kerydin drug. Demandware reported that new contracts and free cash flow margins were below expectations. Infinera reduced guidance due to slower demand for their optical switches. On Assignment faltered despite delivering favorable earnings results as investors worried that the U.S. employment picture could get worse. Greatbatch delivered weaker than expected earnings results following the recent acquisition of Lakes Region Medical.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?

The portfolio is diversified while currently maintaining its largest overweight positions in the Health Care and Consumer Discretionary sectors. Conversely, the portfolio is most underweight in the Industrials and Consumer Staples sectors.

The U.S. economy has continued to make slow headway despite volatile markets and news headlines. While GDP growth remained below 2%, unemployment and consumer confidence continued to improve. Seven years into this recovery, we are beginning to see more cautious behavior from consumers and corporations, despite lower energy prices. Consumers are saving more and companies are seeing wage pressure rise. As expected, the upcoming 2016 election is increasing political rhetoric and discord. On balance, the economy seemed to be on a stronger foundation than suggested by the skittish equity markets which declined 10% to start the year, before rebounding in March.

The Eurozone, however, has continued to struggle with anemic economic growth. Despite multiple rounds of stimulus over the past several years, the region has yet to see substantial GDP growth. While lower oil prices and a falling unemployment rate are positive developments, they haven’t resulted in significant economic progress. In addition to its economic woes, European headlines remained dominated by the migrant crisis, terrorism and concerns about countries exiting the European Union.

Further east, growth also remained elusive. China, the world’s second largest economy, continued to battle with slowing GDP, high levels of debt and excess capacity. Japan continued to stagnate as GDP contracted in two of the past four quarters. In an effort to spur economic activity, the Bank of Japan introduced negative interest rates in late January.

While we are cautious on the global outlook for growth, we continue to be encouraged by the U.S. economy. Current valuations appear fairly full, and we are hopeful that earnings growth will return to historical averages (7%-8% annually) over the coming year. We are optimistic about the prospects of well run and innovative companies and remain focused on investing in high quality domestic growth corporations.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

8	centuryfunds.com

Fund Commentary
Century Small cap select fund	April 30, 2016 (Unaudited)

Risks: The Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. The Fund may invest a significant portion of assets in securities of companies within the same market sector. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
ACADIA HEALTHCARE CO., INC. Health Care Providers & Services	2.60%
CYBERARK SOFTWARE LTD. Software	2.56%
WNS HOLDINGS LTD., SPONSORED ADR IT Services	2.45%
PAYCOM SOFTWARE, INC. Software	2.35%
HERMAN MILLER, INC. Commercial Services & Supplies	2.35%
ON ASSIGNMENT, INC. Professional Services	2.31%
CALATLANTIC GROUP, INC. Household Durables	2.31%
AMN HEALTHCARE SERVICES, INC. Health Care Providers & Services	2.30%
GRAND CANYON EDUCATION, INC. Diversified Consumer Services	2.30%
SONIC CORP. Hotels, Restaurants & Leisure	2.29%

Sector Allocation*
Health Care	27.4%
Information Technology	23.0%
Consumer Discretionary	19.8%
Industrials	11.0%
Financials	7.0%
Materials	4.1%
Consumer Staples	2.1%
Energy	1.5%
Cash, Cash Equivalents, & Other Net Assets	4.1%

*Based on the Fund’s net assets at April 30, 2016 and subject to change.

Semi-Annual Report | April 30, 2016	9

Performance Summary
Century Small cap select fund	April 30, 2016 (Unaudited)

Institutional Shares and Investor Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.13% for the Institutional Shares and 1.42% for the Investor Shares. Returns would have been lower during the 10 year period if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2016
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Fund - Institutional Shares (CSMCX)	-11.10%	5.69%	4.84%	4.75%
Century Small Cap Select Fund - Investor Shares (CSMVX)	-11.37%	5.37%	4.50%	4.40%
Russell 2000® Growth Index	-8.27%	8.50%	7.15%	6.14%

Growth of $100,000 for the 10 year period ended April 30, 2016 Institutional Shares	Growth of $10,000 for the 10 year period ended April 30, 2016 Investor Shares

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvestment of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

10	centuryfunds.com

Fund Commentary
Century growth opportunities fund	April 30, 2016 (Unaudited)

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended April 30, 2016, Century Growth Opportunities Fund Institutional Shares returned -5.42%, underperforming the Russell 2500 Growth Index (R2500G), which returned -3.05%.

WHAT FACTORS INFLUENCED PERFORMANCE?

The top contributors to relative performance on a sector basis were Health Care, Telecommunication Services and Energy, resulting mainly from stock selection. Top performing stocks on an absolute basis included Lululemon Athletica, Inc. (apparel), Jarden Corp. (consumer products), HMS Holdings Corp. (health IT services), Cogent Communications Holdings, Inc. (telecommunication services) and BroadSoft, Inc. (telecommunication services). Luluemon has been benefitting from the increasing trend of consumers wearing athletic apparel for everyday use. Jarden was acquired by Newell Rubbermaid. HMS reported a favorable legal settlement and continued momentum in the company’s core growth business. Cogent reported better than expected earnings driven by increasing demand for high speed bandwidth. BroadSoft, Inc. reported better than expected earnings driven by the adoption of unified communications software platforms as replacements for hardware-based voice switches.

The top detractors from relative performance on a sector basis were Information Technology (stock selection), Industrials (stock selection) and Materials (sector allocation). The worst performing stocks on an absolute basis included PRA Group, Inc. (business services), Eagle Pharmaceuticals, Inc. (pharmaceutical), Anacor Pharmaceuticals, Inc. (pharmaceutical), Infinera Corp. (networking) and Greatbatch, Inc. (medical devices). PRA Group lagged due to weaker than expected earnings results. Eagle declined based on two disappointing FDA decisions. Anacor saw detrimental Medicare reimbursement changes for its Kerydin drug. Infinera reduced guidance due to slower demand for their optical switches from service providers. Greatbatch delivered weaker than expected earnings results following its recent acquisition of Lakes Region Medical.

HOW WAS THE PORTFOLIO POSITIONED AT PERIOD END?

The portfolio is diversified while currently maintaining its largest overweight positions in the Information Technology and Health Care sectors. Conversely, the portfolio is most underweight in the Materials and Financials sectors.

From our perspective, the U.S. economy remains in better shape than the rest of the world. At the start of the year, the Federal Reserve implied that they would raise interest rates multiple times over the course of 2016. Recent pronouncements suggest that rate increases will now be limited to one or two at most during the year. This shift has resulted in a recent decline of the U.S. dollar. Additionally, more speculative market segments, including biotechnology, have recently rebounded, buoyed by the continued prospects of a low interest rate environment.

European economic data has continued to reflect tepid growth, while the Japanese economy has continued to muddle along. It remains to be seen if the current round of stimulus measures in Japan (Abenomics) will be successful in accelerating economic growth.

The Chinese economy has become an increasing source of concern, which is also impacting emerging markets that depend upon commodity exports to China. Lower energy prices should continue to aid consumer spending, although oil prices have recently bounced from their February lows. With these factors in mind, we continue to search for companies with sustainable secular growth drivers that we believe are trading at reasonable valuations.

Past performance is not indicative of future results. Current performance may be lower or higher than the performance data quoted.

Semi-Annual Report | April 30, 2016	11

Fund Commentary
Century growth opportunities fund	April 30, 2016 (Unaudited)

Risks: The Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies. The Fund may invest in foreign companies, which involves risks not associated with investing solely in U.S. companies, such as currency fluctuations, unfavorable political developments, or economic instability. These risks are magnified in emerging markets. Please read the Fund’s prospectus for details regarding the Fund’s risk profile.

Ten Largest Holdings*
HMS HOLDINGS CORP. Health Care Technology	2.51%
UNIVERSAL HEALTH SERVICES, INC., CLASS B Health Care Providers & Services	2.30%
PAYCOM SOFTWARE, INC. Software	2.26%
CAMBREX CORP. Life Sciences Tools & Services	2.23%
CARDTRONICS, INC. IT Services	2.22%
ARAMARK Hotels, Restaurants & Leisure	2.22%
SENSIENT TECHNOLOGIES CORP. Chemicals	2.19%
GLOBUS MEDICAL, INC., CLASS A Health Care Equipment & Supplies	2.17%
STERIS PLC Health Care Equipment & Supplies	2.17%
GRAND CANYON EDUCATION, INC. Diversified Consumer Services	2.16%

Sector Allocation*
Information Technology	26.7%
Health Care	21.3%
Consumer Discretionary	19.2%
Industrials	14.5%
Financials	6.3%
Consumer Staples	2.7%
Energy	2.6%
Materials	2.2%
Telecommunication Services	2.1%
Cash, Cash Equivalents, & Other Net Assets	2.4%

*Based on the Fund’s net assets at April 30, 2016 and subject to change.

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Performance Summary
Century growth opportunities fund	April 30, 2016 (Unaudited)

Institutional Shares

The returns shown below represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the Fund’s past performance. For the most recent month-end performance, please call 800-303-1928.

As stated in the Fund’s current prospectus, the total (gross) operating expenses are 1.12%. The Adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 0.99% through February 28, 2017. Returns would have been lower during all periods if certain fees had not been waived or expenses reimbursed. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted to reflect the deduction of taxes that a shareholder would pay on these distributions or the redemption of Fund shares. Shares held less than 90 days may be subject to a 1% redemption fee.

Average Annual Total Returns April 30, 2016
	1 Year	3 Years	5 Years	Since Inception*
Century Growth Opportunities Fund - Institutional Shares (CGOIX)	-11.11%	8.32%	5.16%	7.76%
Russell 2500® Growth Index	-6.76%	9.47%	8.23%	12.13%

* Fund inception date of November 17, 2010.

Growth of $100,000 for the period ended April 30, 2016

The graph and table reflect the change in value of a hypothetical investment in the Fund, including reinvestment of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends but, unlike Fund returns, do not reflect fees or expenses. One cannot invest directly in an index.

Semi-Annual Report | April 30, 2016	13

Portfolio of Investments
Century Shares trust	April 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS - 96.9%
Consumer Discretionary - 21.0%
Auto Components - 3.4%
199,910	BorgWarner, Inc.	$7,180,767
Hotels, Restaurants & Leisure - 4.9%
19,171	Panera Bread Co., Class A(a)	4,111,988
109,846	Starbucks Corp.	6,176,640
		10,288,628
Internet & Catalog Retail - 3.6%
11,579	Amazon.com, Inc.(a)	7,637,393
Media - 4.1%
282,494	Twenty-First Century Fox, Inc., Class A	8,548,268
Multiline Retail - 2.3%
60,753	Dollar Tree, Inc.(a)	4,842,622
Specialty Retail - 2.7%
41,995	Home Depot, Inc.	5,622,711
Total Consumer Discretionary		44,120,389

Consumer Staples - 8.7%
Beverages - 3.1%
63,109	PepsiCo, Inc.	6,497,703
Food & Staples Retailing - 2.5%
52,964	CVS Health Corp.	5,322,882
Food Products - 3.1%
153,296	Hain Celestial Group, Inc.(a)	6,416,970
Total Consumer Staples		18,237,555

Financials - 13.3%
Diversified Financial Services - 3.8%
4	Berkshire Hathaway, Inc., Class A(a)	876,000
75,358	Moody’s Corp.	7,213,268
		8,089,268
Real Estate Investment Trust (REITs) - 9.5%
94,473	American Tower Corp.	9,908,328
30,224	Equinix, Inc.	9,984,498
		19,892,826
Total Financials		27,982,094

Health Care - 11.2%
Biotechnology - 2.5%
49,875	Celgene Corp.(a)	5,157,574
Health Care Providers & Services - 1.8%
52,351	Express Scripts Holding Co.(a)	3,859,839
Health Care Technology - 4.0%
148,942	Cerner Corp.(a)	8,361,604
Pharmaceuticals - 2.9%
28,578	Allergan PLC(a)	6,188,852
Total Health Care		23,567,869

Industrials - 10.9%
Air Freight & Logistics - 4.2%
83,218	United Parcel Service, Inc., Class B	8,743,715
Professional Services - 6.7%
150,379	Robert Half International, Inc.	5,761,020
107,988	Verisk Analytics, Inc.(a)	8,377,709
		14,138,729
Total Industrials		22,882,444

Information Technology - 26.8%
Internet Software & Services - 6.1%
8,952	Alphabet, Inc., Class A(a)	6,336,942
9,212	Alphabet, Inc., Class C(a)	6,384,008
		12,720,950
IT Services - 8.6%
113,940	Visa, Inc., Class A	8,800,725
466,595	Western Union Co.	9,331,900
		18,132,625
Software - 8.0%
54,872	Adobe Systems, Inc.(a)	5,170,040
62,681	Citrix Systems, Inc.(a)	5,129,813
131,194	Microsoft Corp.	6,542,645
		16,842,498
Technology Hardware, Storage & Peripherals - 4.1%
91,015	Apple, Inc.	8,531,746
Total Information Technology		56,227,819

See Notes to Financial Statements
14	centuryfunds.com

Portfolio of Investments
Century Shares trust	April 30, 2016 (Unaudited)

Shares		Value
Materials - 2.9%
Chemicals - 2.9%
73,386	LyondellBasell Industries NV, Class A	$6,066,821

Telecommunication Services - 2.1%
Diversified Telecommunication Services - 2.1%
112,616	AT&T, Inc.	4,371,753

TOTAL COMMON STOCKS
(Cost $150,700,484)		203,456,744

SHORT-TERM INVESTMENTS - 3.2%
Money Market Fund - 3.2%
6,665,219	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.34% 7 Day Yield)	6,665,219

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,665,219)		6,665,219

TOTAL INVESTMENTS - 100.1%
(Cost, $157,365,703)		210,121,963

Liabilities in Excess of Other Assets - (0.1%)		(194,612)

NET ASSETS - 100.0%		$209,927,351

(a)	Non-income producing security.

Abbreviations:
NV	-	Naamloze Vennootschap (Dutch: Limited Liability Company)
PLC	-	Public Limited Company

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	15

Portfolio of Investments
Century Small cap select fund	April 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS - 95.9%
Consumer Discretionary - 19.8%
Auto Components - 2.6%
65,965	Gentherm, Inc.(a)	$2,423,554
141,801	Metaldyne Performance Group, Inc.	2,258,890
		4,682,444
Diversified Consumer Services - 3.4%
30,080	Bright Horizons Family Solutions, Inc.(a)	1,973,850
95,650	Grand Canyon Education, Inc.(a)	4,182,774
		6,156,624
Hotels, Restaurants & Leisure - 5.9%
186,382	Ruth’s Hospitality Group, Inc.	2,959,746
121,260	Sonic Corp.	4,167,706
27,637	Vail Resorts, Inc.	3,582,861
		10,710,313
Household Durables - 2.3%
129,783	CalAtlantic Group, Inc.	4,201,076
Multiline Retail - 1.7%
68,504	Big Lots, Inc.	3,141,594
Specialty Retail - 1.9%
32,120	Burlington Stores, Inc.(a)	1,829,876
70,996	DSW, Inc., Class A	1,744,372
		3,574,248
Textiles, Apparel & Luxury Goods - 2.0%
62,427	Columbia Sportswear Co.	3,656,349
Total Consumer Discretionary		36,122,648

Consumer Staples - 2.1%
Food & Staples Retailing - 2.1%
34,583	Casey’s General Stores, Inc.	3,873,296

Energy - 1.5%
Energy Equipment & Services - 0.4%
48,338	Superior Energy Services, Inc.	814,979
Oil, Gas & Consumable Fuels - 1.1%
92,430	Matador Resources Co.(a)	1,991,866
Total Energy		2,806,845

Financials - 7.0%
Banks - 2.1%
141,556	Berkshire Hills Bancorp, Inc.	3,841,830
Capital Markets - 1.7%
79,176	Cohen & Steers, Inc.	3,109,241
Consumer Finance - 0.9%
50,014	PRA Group, Inc.(a)	1,659,465
Real Estate Investment Trusts (REITs) - 2.3%
83,604	QTS Realty Trust, Inc., Class A	4,048,106
Total Financials		12,658,642

Health Care - 27.4%
Biotechnology - 1.3%
38,787	Anacor Pharmaceuticals, Inc.(a)	2,433,496
Health Care Equipment & Supplies - 5.4%
118,388	Globus Medical, Inc., Class A(a)	2,964,436
42,891	Inogen, Inc.(a)	2,095,654
122,709	Merit Medical Systems, Inc.(a)	2,484,857
30,952	West Pharmaceutical Services, Inc.	2,203,783
		9,748,730
Health Care Providers & Services - 13.0%
74,916	Acadia Healthcare Co., Inc.(a)	4,733,942
50,294	Adeptus Health, Inc., Class A(a)	3,426,027
87,916	Almost Family, Inc.(a)	3,693,351
118,039	AMN Healthcare Services, Inc.(a)	4,191,565
63,061	Diplomat Pharmacy, Inc.(a)	1,910,118
104,614	PharMerica Corp.(a)	2,473,075
51,849	VCA, Inc.(a)	3,264,932
		23,693,010
Health Care Technology - 1.8%
190,366	HMS Holdings Corp.(a)	3,215,282
Life Sciences Tools & Services - 5.2%
77,191	Cambrex Corp.(a)	3,723,694
38,423	Charles River Laboratories International, Inc.(a)	3,045,791
39,857	ICON PLC(a)	2,693,536
		9,463,021
Pharmaceuticals - 0.7%
51,708	Dermira, Inc.(a)	1,307,695
Total Health Care		49,861,234

See Notes to Financial Statements
16	centuryfunds.com

Portfolio of Investments
Century Small cap select fund	April 30, 2016 (Unaudited)

Shares		Value
Industrials - 11.0%
Building Products - 1.0%
50,506	Simpson Manufacturing Co., Inc.	$1,899,026
Commercial Services & Supplies - 2.3%
141,721	Herman Miller, Inc.	4,275,722
Construction & Engineering - 1.2%
48,496	Granite Construction, Inc.	2,162,437
Machinery - 1.1%
21,320	Greenbrier Companies, Inc.	639,387
21,628	Proto Labs, Inc.(a)	1,294,003
		1,933,390
Professional Services - 2.3%
116,575	On Assignment, Inc.(a)	4,203,694
Road & Rail - 2.0%
123,848	Saia, Inc.(a)	3,581,684
Trading Companies & Distributors - 1.1%
26,282	MSC Industrial Direct Co., Inc., Class A	2,036,855
Total Industrials		20,092,808

Information Technology - 23.0%
Communications Equipment - 1.1%
161,129	Infinera Corp.(a)	1,915,824
Internet Software & Services - 1.9%
53,237	j2 Global, Inc.	3,381,614
IT Services - 5.9%
35,844	EPAM Systems, Inc.(a)	2,614,103
265,416	PFSweb, Inc.(a)	3,742,366
140,880	WNS Holdings Ltd., Sponsored ADR(a)	4,464,487
		10,820,956
Semiconductors & Semiconductor Equipment - 4.3%
104,175	Inphi Corp.(a)	3,090,872
61,793	Integrated Device Technology, Inc.(a)	1,191,369
85,720	M/A-COM Technology Solutions Holdings, Inc.(a)	3,505,091
		7,787,332
Software - 9.8%
113,928	CyberArk Software Ltd.(a)	4,652,820
95,593	Gigamon, Inc.(a)	3,115,376
112,187	Paycom Software, Inc.(a)	4,286,665
146,955	RingCentral, Inc., Class A(a)	2,803,901
174,161	VASCO Data Security International, Inc.(a)	3,018,210
		17,876,972
Total Information Technology		41,782,698

Materials - 4.1%
Chemicals - 4.1%
62,894	Balchem Corp.	3,859,176
51,617	The Scotts Miracle-Gro Co., Class A	3,653,451
		7,512,627
Total Materials		7,512,627

TOTAL COMMON STOCKS
(Cost $151,657,837)		174,710,798

SHORT-TERM INVESTMENTS - 3.2%
Money Market Fund - 3.2%
5,726,271	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.34% 7 Day Yield)	5,726,271

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,726,271)		5,726,271

TOTAL INVESTMENTS - 99.1%
(Cost, $157,384,108)		180,437,069

Other Assets in Excess of Liabilities - 0.9%		1,664,235

NET ASSETS - 100.0%		$182,101,304

(a)	Non-income producing security.

Abbreviations:
ADR	-	American Depositary Receipt
Ltd.	-	Limited
PLC	-	Public Limited Company

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	17

Portfolio of Investments
Century growth opportunities Fund	April 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS - 97.6%
Consumer Discretionary - 19.2%
Diversified Consumer Services - 4.2%
38,608	Grand Canyon Education, Inc.(a)	$1,688,328
41,746	ServiceMaster Global Holdings, Inc.(a)	1,599,707
		3,288,035
Hotels, Restaurants & Leisure - 3.2%
51,804	Aramark	1,735,952
14,797	Choice Hotels International, Inc.	749,616
		2,485,568
Household Durables - 1.4%
62,240	PulteGroup, Inc.	1,144,594
Media - 2.1%
125,826	Gray Television, Inc.(a)	1,616,864
Specialty Retail - 4.2%
46,982	Francesca’s Holdings Corp.(a)	779,901
37,973	GNC Holdings, Inc., Class A	925,022
7,602	Ulta Salon, Cosmetics & Fragrance, Inc.(a)	1,583,345
		3,288,268
Textiles, Apparel & Luxury Goods - 4.1%
53,622	Hanesbrands, Inc.	1,556,646
25,554	lululemon athletica, Inc.(a)	1,675,065
		3,231,711
Total Consumer Discretionary		15,055,040

Consumer Staples - 2.7%
Food & Staples Retailing - 1.7%
37,402	United Natural Foods, Inc.(a)	1,334,129
Food Products - 1.0%
18,784	WhiteWave Foods Co.(a)	755,305
Total Consumer Staples		2,089,434

Energy - 2.6%
Energy Equipment & Services - 1.1%
52,483	Superior Energy Services, Inc.	884,863
Oil, Gas & Consumable Fuels - 1.5%
54,394	Matador Resources Co.(a)	1,172,191
Total Energy		2,057,054

Financials - 6.3%
Banks - 2.1%
40,236	PrivateBancorp, Inc.	1,674,220
Real Estate Investment Trusts (REITs) - 4.2%
26,754	CubeSmart	792,186
27,086	Healthcare Trust of America, Inc., Class A	782,515
26,956	Lamar Advertising Co., Class A	1,672,350
		3,247,051
Total Financials		4,921,271

Health Care - 21.3%
Biotechnology - 1.1%
13,182	Anacor Pharmaceuticals, Inc.(a)	827,039
Health Care Equipment & Supplies - 8.4%
10,148	Cooper Companies, Inc.	1,553,456
67,911	Globus Medical, Inc., Class A(a)	1,700,491
20,000	Masimo Corp.(a)	867,000
36,193	Merit Medical Systems, Inc.(a)	732,908
23,989	STERIS PLC	1,695,303
		6,549,158
Health Care Providers & Services - 7.1%
15,726	Adeptus Health, Inc., Class A(a)	1,071,255
25,232	Almost Family, Inc.(a)	1,059,996
13,455	Universal Health Services, Inc., Class B	1,798,665
26,337	VCA, Inc.(a)	1,658,441
		5,588,357
Health Care Technology - 2.5%
116,231	HMS Holdings Corp.(a)	1,963,141
Life Sciences Tools & Services - 2.2%
36,109	Cambrex Corp.(a)	1,741,898
Total Health Care		16,669,593

Industrials - 14.5%
Building Products - 3.2%
25,681	Allegion PLC	1,680,821
21,951	Simpson Manufacturing Co., Inc.	825,358
		2,506,179

See Notes to Financial Statements
18	centuryfunds.com

Portfolio of Investments
Century growth opportunities Fund	April 30, 2016 (Unaudited)

Shares		Value
Commercial Services & Supplies - 2.0%
21,775	G&K Services, Inc., Class A	$1,538,404
Construction & Engineering - 1.5%
26,748	Granite Construction, Inc.	1,192,693
Machinery - 3.9%
10,177	Nordson Corp.	780,881
12,299	Proto Labs, Inc.(a)	735,849
9,519	Snap-on, Inc.	1,516,187
		3,032,917
Road & Rail - 3.9%
16,212	Kansas City Southern	1,536,087
23,386	Old Dominion Freight Line, Inc.(a)	1,544,645
		3,080,732
Total Industrials		11,350,925

Information Technology - 26.7%
Communications Equipment - 1.6%
105,373	Infinera Corp.(a)	1,252,885
Electronic Equipment, Instruments & Components - 1.2%
10,587	IPG Photonics Corp.(a)	917,575
IT Services - 8.4%
44,114	Cardtronics, Inc.(a)	1,738,974
21,649	EPAM Systems, Inc.(a)	1,578,862
21,542	Global Payments, Inc.	1,554,901
52,758	WNS Holdings Ltd., Sponsored ADR(a)	1,671,901
		6,544,638
Semiconductors & Semiconductor Equipment - 3.8%
49,573	Inphi Corp.(a)	1,470,831
37,987	M/A-COM Technology Solutions Holdings, Inc.(a)	1,553,289
		3,024,120
Software - 11.7%
39,818	BroadSoft, Inc.(a)	1,559,472
39,829	CyberArk Software Ltd.(a)	1,626,616
40,278	Fleetmatics Group PLC(a)	1,460,078
47,438	Gigamon, Inc.(a)	1,546,004
46,298	Paycom Software, Inc.(a)	1,769,047
69,761	VASCO Data Security International, Inc.(a)	1,208,958
		9,170,175
Total Information Technology		20,909,393

Materials - 2.2%
Chemicals - 2.2%
25,525	Sensient Technologies Corp.	1,716,556

Telecommunication Services - 2.1%
Diversified Telecommunication Services - 2.1%
41,457	Cogent Communications Holdings, Inc.	1,604,386

TOTAL COMMON STOCKS
(Cost $67,504,270)		76,373,652

SHORT-TERM INVESTMENTS - 2.8%
Money Market Fund - 2.8%
2,185,093	State Street Institutional U.S. Government Money Market Fund - Investment Class (0.34% 7 Day Yield)	2,185,093

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,185,093)		2,185,093

TOTAL INVESTMENTS - 100.4%
(Cost, $69,689,363)		78,558,745

Liabilities in Excess of Other Assets - (0.4%)		(328,853)

NET ASSETS - 100.0%		$78,229,892

(a)	Non-income producing security.

Abbreviations:
ADR	-	American Depositary Receipt
Ltd.	-	Limited
PLC	-	Public Limited Company

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	19

Statements of Assets and Liabilities
April 30, 2016 (Unaudited)

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
ASSETS:
Investments, at value (Note 1) (cost - see below)	$210,121,963	$180,437,069	$78,558,745
Receivable for investments sold	–	3,832,227	1,507,905
Receivable for fund shares subscribed	4,143	246,489	72,596
Dividends receivable	104,370	20,833	3,529
Prepaid expenses	17,321	21,427	6,519
Total Assets	210,247,797	184,558,045	80,149,294

LIABILITIES:
Payable to Affiliates:
Investment adviser fees (Note 4)	141,069	143,201	42,313
Administration fees (Note 5)	17,634	–	6,503
Distribution and service fees (Note 6)	–	27,693	–
Payable for investments purchased	–	2,094,948	1,819,725
Payable for shares redeemed	79,249	80,763	–
Payable to trustees	14,319	29,975	6,894
Payable for professional fees	34,463	38,100	29,401
Accrued expenses and other liabilities	33,712	42,061	14,566
Total Liabilities	320,446	2,456,741	1,919,402
NET ASSETS	$209,927,351	$182,101,304	$78,229,892

NET ASSETS CONSIST OF:
Paid-in capital	$154,166,766	$175,276,548	$76,816,421
Accumulated net investment income/(loss)	75,082	(1,419,129)	(133,614)
Accumulated net realized gain/(loss) on investments	2,929,243	(14,809,076)	(7,322,297)
Unrealized appreciation in value of investments	52,756,260	23,052,961	8,869,382
NET ASSETS	$209,927,351	$182,101,304	$78,229,892

Net Assets:
Institutional Shares	$209,927,351	$102,715,662	$78,229,892
Investor Shares	N/A	$79,385,642	N/A
Shares Outstanding (Note 2):
Institutional Shares	10,630,973	4,687,269	7,332,073
Investor Shares	N/A	3,871,337	N/A
Net Asset Value Per Share
(Represents both the offering and redemption price)(a)
Institutional Shares	$19.75	$21.91	$10.67
Investor Shares	N/A	$20.51	N/A
Cost of investments	$157,365,703	$157,384,108	$69,689,363

(a)	A redemption fee may be assessed for shares redeemed within 90 days after purchase. (Note 1)

See Notes to Financial Statements
20	centuryfunds.com

Statements of Operations
For the Six Months Ended April 30, 2016 (Unaudited)

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
INVESTMENT INCOME:
Dividends	$1,435,284	$920,457	$256,069
Total Investment Income	1,435,284	920,457	256,069

EXPENSES:
Investment adviser fees (Notes 4 and 7)	851,461	997,408	315,062
Distribution and service fees (Note 6):	–	92,793	–
Investor Shares
Administrative fees	106,433	–	39,383
Transfer agency fees	68,478	92,812	6,564
Fund accounting fees	17,238	17,399	7,857
Custodian fees	9,360	12,510	12,055
Insurance fees	9,699	14,526	3,717
Professional fees	39,238	41,851	30,190
Registration fees	14,898	16,347	9,184
Trustee fees	49,949	58,677	19,105
Printing fees	13,923	10,690	1,284
Other expenses	6,440	11,177	3,810
Total Expenses	1,187,117	1,366,190	448,211

Adviser waivers/reimbursements (Note 7)	–	–	(58,528)
Net Expenses	1,187,117	1,366,190	389,683

NET INVESTMENT INCOME/(LOSS)	248,167	(445,733)	(133,614)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	2,930,395	(14,295,695)	(5,759,981)
Net change in unrealized appreciation/(depreciation) of investments	(10,092,711)	(3,588,234)	1,327,146
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,162,316)	(17,883,929)	(4,432,835)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,914,149)	$(18,329,662)	$(4,566,449)

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	21

	Century Shares Trust
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

OPERATIONS:
Net investment income/(loss)	$248,167	$262,549
Net realized gain/(loss) on investments	2,930,395	7,397,854
Change in net unrealized appreciation/(depreciation)	(10,092,711)	17,286,786
Net increase/(decrease) in net assets resulting from operations	(6,914,149)	24,947,189

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Shares
From net investment income	(468,505)	–
From net realized gains on investments	(7,353,203)	(53,335,537)
Investor Shares
From net realized gains on investments	–	–
Total distributions	(7,821,708)	(53,335,537)

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions (Note 2)	(696,576)	31,196,795
Redemption fees	17	188
Net increase/(decrease) from share transactions	(696,559)	31,196,983

Total increase/(decrease)	(15,432,416)	2,808,635

NET ASSETS:
Beginning of period	225,359,767	222,551,132
End of period*	$209,927,351	$225,359,767

*Including accumulated net investment income/(loss)	$75,082	$295,420

See Notes to Financial Statements
22	centuryfunds.com

Statement of Changes in Net Assets

Century Small Cap Select Fund		Century Growth Opportunities Fund
For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$(445,733)	$(1,971,630)	$(133,614)	$(634,644)
(14,295,695)	57,511,187	(5,759,981)	8,678,417
(3,588,234)	(49,085,133)	1,327,146	(7,291,195)
(18,329,662)	6,454,424	(4,566,449)	752,578

–	–	–	–
(34,271,035)	(33,970,609)	(8,065,392)	(17,660,595)

(21,543,723)	(18,018,773)	–	–
(55,814,758)	(51,989,382)	(8,065,392)	(17,660,595)

(8,627,565)	(73,851,491)	5,892,058	14,457,587
12,350	22,054	–	–
(8,615,215)	(73,829,437)	5,892,058	14,457,587

(82,759,635)	(119,364,395)	(6,739,783)	(2,450,430)

264,860,939	384,225,334	84,969,675	87,420,105
$182,101,304	$264,860,939	$78,229,892	$84,969,675

$(1,419,129)	$(973,396)	$(133,614)	$–

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	23

Financial Highlights
Century Shares trust institutional shares	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2016		For the Year Ended October 31,
	(Unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$21.14		$24.78	$22.41	$19.81	$20.66	$19.65

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.02		0.02	(0.02)	0.03	0.05	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.67)		2.39	3.72	5.09	1.28	1.93
Total income/(loss) from investment operations	(0.65)		2.41	3.70	5.12	1.33	1.91
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		–	–	(0.05)	(0.06)	(0.01)
Net realized gain on investment transactions	(0.70)		(6.05)	(1.33)	(2.47)	(2.12)	(0.89)
Total distributions	(0.74)		(6.05)	(1.33)	(2.52)	(2.18)	(0.90)
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$19.75		$21.14	$24.78	$22.41	$19.81	$20.66

Total Return	(3.13	%)(c)	11.76%	17.29%	28.85%	7.63%	9.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$209,927		$225,360	$222,551	$201,271	$174,534	$178,201
Ratio of expenses to average net assets	1.12	%(d)	1.11%	1.09%	1.11%	1.12%	1.13%
Ratio of net investment income/(loss) to average net assets	0.23	%(d)	0.12%	(0.06%)	0.16%	0.24%	(0.10%)

Portfolio Turnover Rate	15	%(c)	46%	126%	39%	79%	72%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
24	centuryfunds.com

Financial Highlights
CENTURY SMALL CAP SELECT FUND institutional shares	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2016		For the Year Ended October 31,
	(Unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$30.00		$34.46	$33.94	$26.27	$23.91	$20.99

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.03)		(0.17)	(0.24)	(0.04)	(0.12)	(0.09)
Net realized and unrealized gain/(loss) on investments	(1.71)		0.87	2.48	7.71	2.48	3.01
Total income/(loss) from investment operations	(1.74)		0.70	2.24	7.67	2.36	2.92
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(6.35)		(5.16)	(1.72)	–	–	–
Total distributions	(6.35)		(5.16)	(1.72)	–	–	–
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, END OF PERIOD	$21.91		$30.00	$34.46	$33.94	$26.27	$23.91

Total Return	(6.75	%)(c)	2.48%	6.79%	29.20%	9.87%	13.86%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$102,716		$164,141	$266,045	$300,833	$281,480	$254,724
Ratio of expenses to average net assets	1.17	%(d)	1.13%	1.11%	1.12%	1.10%	1.11%
Ratio of net investment loss to average net assets	(0.26	%)(d)	(0.52%)	(0.71%)	(0.14%)	(0.48%)	(0.37%)

Portfolio Turnover Rate	40	%(c)	69%	97%	91%	53%	75%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	25

Financial Highlights
CENTURY SMALL CAP SELECT FUND INVESTOR shares	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2016		For the Year Ended October 31,
	(Unaudited)		2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$28.53		$33.12	$32.78	$25.45	$23.25	$20.49

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)		(0.26)	(0.33)	(0.13)	(0.21)	(0.17)
Net realized and unrealized gain/(loss) on investments	(1.60)		0.83	2.39	7.46	2.41	2.92
Total income/(loss) from investment operations	(1.67)		0.57	2.06	7.33	(2.20)	2.75
LESS DISTRIBUTIONS FROM:
Net realized gain on investment transactions	(6.35)		(5.16)	(1.72)	–	–	–
Total distributions	(6.35)		(5.16)	(1.72)	–	–	–
REDEMPTION FEES	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
NET ASSET VALUE, END OF PERIOD	$20.51		$28.53	$33.12	$32.78	$25.45	$23.25

Total Return	(6.86	%)(c)	2.14%	6.47%	28.80%	9.46%	13.47%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$79,386		$100,720	$118,181	$128,029	$111,965	$116,678
Ratio of expenses to average net assets	1.50	%(d)	1.42%	1.40%	1.41%	1.47%	1.48%
Ratio of net investment loss to average net assets	(0.66	%)(d)	(0.85%)	(1.00%)	(0.44%)	(0.84%)	(0.71%)

Portfolio Turnover Rate	40	%(c)	69%	97%	91%	53%	75%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements
26	centuryfunds.com

Financial Highlights
Century growth opportunities fund institutional shares	For a share outstanding throughout the periods presented

	For the Six Months Ended April 30, 2016		For the Year Ended October 31,					For the Period November 17, 2010 (Inception) to October 31,
	(Unaudited)		2015		2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$12.50		$15.51		$13.87	$10.81	$10.67	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.02)		(0.10)		(0.11)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gain/(loss) on investments	(0.61)		0.30		1.90	3.11	0.16	0.74
Total income/(loss) from investment operations	(0.63)		0.20		1.79	3.08	0.14	0.67
LESS DISTRIBUTIONS FROM:
Net investment income	–		–		–	(0.02)	–	–
Net realized gain on investment transactions	(1.20)		(3.21)		(0.15)	–	–	–
Total distributions	(1.20)		(3.21)		(0.15)	(0.02)	–	–
REDEMPTION FEES	–		–		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
NET ASSET VALUE, END OF PERIOD	$10.67		$12.50		$15.51	$13.87	$10.81	$10.67

Total Return	(5.42	%)(c)	1.13%		13.04%	28.54%	1.31%	6.70	%(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$78,230		$84,970		$87,420	$93,413	$94,285	$7,323
Ratio of expenses to average net assets without giving effect to contractual expense agreement	1.14	%(d)	1.12%		1.10%	1.12%	1.20%	3.62	%(d)
Ratio of expenses to average net assets	0.99	%(d)	1.09	%(e)	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of net investment loss to average net assets	(0.34	%)(d)	(0.71%)		(0.77%)	(0.27%)	(0.18%)	(0.64	%)(d)

Portfolio Turnover Rate	75	%(c)	141%		165%	155%	148%	119	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Contractual expense limitation change from 1.10% to 0.99% effective October 1, 2015.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2016	27

Notes to Financial Statements
April 30, 2016 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund, and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust. The following are significant accounting policies consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

The investment objective of each of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund is to seek long-term capital growth.

A. Security Valuations — Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. In the absence of readily available market quotes, securities and other assets will be valued at fair value, as determined in good faith under procedures established by and under the general supervision of the Funds’ Board of Trustees. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value unless particular circumstances dictate otherwise (for example, if the issuer’s creditworthiness has become impaired). Investments in open-end mutual funds are valued at their closing net asset value each business day.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability;
Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

28	centuryfunds.com

Notes to Financial Statements
April 30, 2016 (Unaudited)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Funds’ investments carried at fair value:

Century Shares Trust
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$203,456,744	$–	$–	$203,456,744
Short-Term Investments	6,665,219	–	–	6,665,219
TOTAL	$210,121,963	$–	$–	$210,121,963

Century Small Cap Select Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$174,710,798	$–	$–	$174,710,798
Short-Term Investments	5,726,271	–	–	5,726,271
TOTAL	$180,437,069	$–	$–	$180,437,069

Century Growth Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$76,373,652	$–	$–	$76,373,652
Short-Term Investments	2,185,093	–	–	2,185,093
TOTAL	$78,558,745	$–	$–	$78,558,745

*   At April 30, 2016 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

Semi-Annual Report | April 30, 2016	29

Notes to Financial Statements
April 30, 2016 (Unaudited)

The Funds recognize transfers into and out of all levels at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the period.

There were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

B. Security Transactions — Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of the highest cost-method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates — The preparation of these financial statements in accordance with GAAP incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Shares Trust may invest a significant portion of assets in a limited number of companies. As a result, the Fund may be more susceptible to financial, market and economic events affecting particular companies and therefore may experience greater price volatility than funds with more diversified portfolios.

Century Small Cap Select Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies, which, historically, have been more volatile in price than the stocks of large-cap companies.

Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility.

E. Multiple Classes of Shares — Century Small Cap Select Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

30	centuryfunds.com

Notes to Financial Statements
April 30, 2016 (Unaudited)

F. Redemption Fees — In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and amounts are shown on the Statement of Changes in Net Assets.

G. Income Tax Information and Distributions to Shareholders — Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code of 1986 (“Code”), as amended. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

The net unrealized appreciation/depreciation of investments based on federal tax cost as of April 30, 2016 was as follows:

	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Gross appreciation on investments (excess of value over tax cost)	$55,345,996	$29,006,832	$8,646,686
Gross depreciation on investments (excess of tax cost over value)	(2,589,736)	(6,638,899)	(2,074,151)
Net unrealized appreciation	$52,756,260	$22,367,933	$6,572,535
Cost of investments for federal income tax purposes	$157,365,703	$158,069,136	$71,986,210

The tax character of distributions paid by the Funds during the year ended October 31, 2015, were as follows:

Distributions Paid From:	Century Shares Trust	Century Small Cap Select Fund	Century Growth Opportunities Fund
Ordinary income	$5,003,338	$1,161,133	$3,565,399
Long-term capital gains	48,332,199	50,828,249	14,095,196
Total	$53,335,537	$51,989,382	$17,660,595

The tax character of distributions paid by the Funds during the period ended April 30, 2016, will be determined at the Funds’ fiscal year end October 31, 2016.

As of October 31, 2015, each of the Funds had utilized all capital loss carryforwards available.

Semi-Annual Report | April 30, 2016	31

Notes to Financial Statements
April 30, 2016 (Unaudited)

The Century Small Cap Select Fund elects to defer to the period ending October 31, 2016, late year ordinary losses in the amount of $950,608.

As of April 30, 2016, the funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of a tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain positions that require a provision for income taxes.

H. Indemnifications — In the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. TRANSACTIONS IN SHARES

Century Shares Trust — The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold	64,782	$1,278,582	194,080	$3,935,550
Issued to shareholders in reinvestment of distributions	355,390	7,146,898	2,487,747	48,511,068
	420,172	8,425,480	2,681,827	52,446,618
Repurchased	(451,799)	(9,122,056)	(1,001,585)	(21,249,823)
Net Increase/(Decrease)	(31,627)	$(696,576)	1,680,242	$31,196,795

32	centuryfunds.com

Notes to Financial Statements
April 30, 2016 (Unaudited)

Century Small Cap Select Fund — The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Institutional
	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold	372,172	$8,794,619	1,010,831	$32,451,401
Issued to shareholders in reinvestment of distributions	1,444,718	33,112,940	1,134,797	33,033,944
	1,816,890	41,907,559	2,145,628	65,485,345
Repurchased	(2,601,130)	(57,500,804)	(4,395,083)	(137,236,009)
Net Increase/(Decrease)	(784,240)	$(15,593,245)	(2,249,455)	$(71,750,664)

	Investor
	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold	124,625	$2,692,730	410,619	$12,543,011
Issued to shareholders in reinvestment of distributions	994,743	21,357,127	642,483	17,835,340
	1,119,368	24,049,857	1,053,102	30,378,351
Repurchased	(778,000)	(17,084,177)	(1,091,291)	(32,479,178)
Net Increase/(Decrease)	341,368	$6,965,680	(38,189)	$(2,100,827)

Semi-Annual Report | April 30, 2016	33

Notes to Financial Statements
April 30, 2016 (Unaudited)

Century Growth Opportunities Fund — The number of authorized shares is unlimited. Transactions in Institutional Class shares were as follows:

	Institutional
	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold	216,420	$2,301,600	644,141	$8,727,088
Issued to shareholders in reinvestment of distributions	727,923	8,065,392	1,401,448	17,658,239
	944,343	10,366,992	2,045,589	26,385,327
Repurchased	(409,370)	(4,474,934)	(886,126)	(11,927,740)
Net Increase/(Decrease)	534,973	$5,892,058	1,159,463	$14,457,587

3. INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $31,688,785 and $33,543,570, respectively, during the six months ended April 30, 2016.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $83,142,263 and $147,537,906, respectively, during the six months ended April 30, 2016.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $59,607,934 and $62,599,080, respectively, during the six months ended April 30, 2016.

4. INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

34	centuryfunds.com

Notes to Financial Statements
April 30, 2016 (Unaudited)

5. ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund may reimburse CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. No reimbursements were paid to CCM during the six months ended April 30, 2016.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CCM has entered into a Sub-Administration Agreement with ALPS Fund Services, Inc. (“ALPS”) pursuant to which ALPS provides certain administrative services to each Fund on behalf of CCM. CCM pays ALPS a sub-administration fee for sub-administration services provided to each Fund.

6. DISTRIBUTION FEES and other payments to financial intermediaries

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund. The Plan authorizes the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services. The Plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent.

7. ADVISER REIMBURSEMENTS

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 0.99% of average daily net assets of the Institutional Shares. The agreement will remain in effect through February 28, 2017 and may not be terminated prior to that date without the approval of the Board of Trustees.

For the six months ended April 30, 2016, the fee waivers and/or reimbursements were $58,528.

CCM is permitted to recoup amounts of prior fee reductions or expense reimbursements within thirty-six months after the day on which CCM earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or any limit then in effect.

Semi-Annual Report | April 30, 2016	35

Notes to Financial Statements
April 30, 2016 (Unaudited)

As of April 30, 2016, the maximum amounts subject to recoupment by the Fund in each fiscal year, pursuant to the aforementioned conditions are as follows:

Expires on or before October 31,
2016	2017	2018	2019
$3,690	$3,288	$25,507	$58,528

8. TRUSTEE AND OFFICER FEES

As of April 30, 2016, there were seven Trustees, six of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer of $4,000 per calendar quarter from the Trust for his or her services. The chairperson of the Audit Committee receives an additional retainer of $1,125 per calendar quarter; the Lead Independent Trustee receives an additional retainer of $750 per calendar quarter; and the Chairpersons of the Oversight and Governance Committee and Nominating Committee each receive an additional retainer of $375 per calendar quarter. In addition, each Independent Trustee is paid a fee of $5,500 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Independent Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

36	centuryfunds.com

Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expenses Paid During period November 1, 2015 to April 30, 2016(b)
Century Shares Trust
Institutional Shares
Actual	$1,000.00	$968.70	1.12%	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.12%	$5.62
Century Small Cap Select Fund
Institutional Shares
Actual	$1,000.00	$932.50	1.17%	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.17%	$5.87
Investor Shares
Actual	$1,000.00	$931.40	1.50%	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	1.50%	$7.52
Century Growth Opportunities Fund
Institutional Shares
Actual	$1,000.00	$945.80	0.99%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

Semi-Annual Report | April 30, 2016	37

Privacy Policy
April 30, 2016 (Unaudited)

Century Capital Management and the Century Funds are committed to maintaining the confidentiality, integrity and security of your personal information and financial data. We consider this information to be private and held in confidence between you and Century. This is to inform you of our policies to protect the privacy of your nonpublic personal information.

Information We Collect

When you invest in the Century Funds, we collect certain nonpublic personal information about you, which we use to open and service your account and respond to your requests. This information includes your name, address, tax identification number, birth date, investment selection, beneficiary information and possibly personal bank account information. It also includes information about your transactions and account history, as well as information that we may receive from third parties, such as financial advisers, consumer reporting agencies, and consultants.

Disclosure Policy

We do not disclose nonpublic personal information about current or former shareholders or customers to any third parties except as necessary to process a transaction, service an account, or as otherwise permitted by law. For example, the Century Funds use a third party transfer agent who uses your information only to process or analyze transactions that you have requested. Our contracts with such parties contain provisions restricting their use of your nonpublic personal information to those purposes for which they were hired. We do not sell non-public personal information to anyone.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees and service providers involved in administering or servicing your account or helping us meet our regulatory obligations. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

38	centuryfunds.com

Intentionally Left Blank

Fund Information

PORTFOLIO HOLDINGS

Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at www.sec.gov.

FOR MORE INFORMATION

For more information about the Century Funds, please call 1-800-303-1928 or visit www.centuryfunds.com.

Regular Mailing Address: Century Funds P.O. Box 588 Portland, ME 04112 Investment Adviser Century Capital Management, LLC 100 Federal Street Boston, MA 02110

Overnight Mailing Address:

Century Funds

c/o Atlantic Shareholder Services, LLC

3 Canal Plaza, Ground Floor

Portland, ME 04101

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)                   The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b)                   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit EX‑99.CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit EX‑99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Chairman

Date:	July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander L. Thorndike
Alexander L. Thorndike, Principal Executive Officer

Date:	July 1, 2016

By:	/s/ Julie Smith
Julie Smith, Principal Financial Officer

Date:	July 1, 2016